UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

Ford Motor Credit Company
(Sponsor)

Ford Credit Auto Receivables Two LLC
(Depositor)

Ford Credit Auto Owner Trust 2006-A
(Issuing Entity)

Delaware
(State or other jurisdiction of incorporation)

333-131003	41-6547773
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

    In connection with the issuance by Ford Credit Auto Owner Trust 2006-A (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated February 12, 2006 and the Prospectus Supplement dated February 14, 2006, filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC ("FCARTLLC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 4.1	Indenture dated as of February 1, 2006	Filed with this Report
between the Trust and The Bank of
New York (the "Indenture Trustee").

Exhibit 4.2	Amended and Restated Trust Agreement	Filed with this Report
dated as of February 1, 2006 between
FCARTLLC and U. S. Bank Trust
National Association as Owner Trustee.

Exhibit 8.1	Opinion of Skadden, Arps, Slate,	Filed with this Report
Meagher & Flom LLP dated
as of February 22, 2006 with
respect to tax matters.

Exhibit 10.1	ISDA Schedule dated as of	Filed with this Report
February 14, 2006 between
the Trust and The Royal Bank
of Scotland plc.

Exhibit 10.2	ISDA Confirm dated as of	Filed with this Report
February 14, 2006 between
the Trust and The Royal Bank
of Scotland plc.

Exhibit 99.1	Sale and Servicing Agreement	Filed with this Report
dated as of February 1, 2006 among
FCARTLLC, Ford Motor Credit Company
and the Trust.

Exhibit 99.2	Administration Agreement	Filed with this Report
dated as of February 1, 2006 among
Ford Motor Credit Company, the
Indenture Trustee and the Trust.

Exhibit 99.3	Purchase Agreement	Filed with this Report
dated as of February 1, 2006 between
Ford Motor Credit Company and
FCARTLLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ford Credit Auto Owner Trust 2006-A
	By:	FORD MOTOR CREDIT COMPANY,
as Servicer

Date: February 28, 2006	By:	/s/J. P. Topolski
J. P. Topolski
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 4.1	Indenture dated as of February 1, 2006
between the Trust and The Bank of
New York (the "Indenture Trustee").

Exhibit 4.2	Amended and Restated Trust Agreement
dated as of February 1, 2006 between
FCARTLLC and U. S. Bank Trust
National Association as Owner Trustee.

Exhibit 8.1	Opinion of Skadden, Arps, Slate,
Meagher & Flom LLP dated
as of February 22, 2006 with
respect to tax matters.

Exhibit 10.1	ISDA Schedule dated as of
February 14, 2006 between
the Trust and The Royal Bank
of Scotland plc.

Exhibit 10.2	ISDA Confirm dated as of
February 14, 2006 between
the Trust and The Royal Bank
of Scotland plc.

Exhibit 99.1	Sale and Servicing Agreement
dated as of February 1, 2006 among
FCARTLLC, Ford Motor Credit Company
and the Trust.

Exhibit 99.2	Administration Agreement
dated as of February 1, 2006 among
Ford Motor Credit Company, the
Indenture Trustee and the Trust.

Exhibit 99.3	Purchase Agreement
dated as of February 1, 2006 between
Ford Motor Credit Company and
FCARTLLC.